                                                                    EXHIBIT 99.1

                              CONVERSION AGREEMENT

         THIS CONVERSION AGREEMENT (the "Agreement") is entered into as of May 14, 2002 by and between NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Company"), and BRUCE HARRISON, an individual residing in Harris County, Texas ("Lender").

                                   RECITALS

         1. In order to obtain working capital for general corporate purposes and to finance the Company's business plan, the Company and the Lender entered into a Loan Agreement dated as of December 31, 1999 and amended as of December 31, 2000 ("Loan Agreement").

         2. Pursuant to the Loan Agreement, the Lender made a loan to the Company in the original principal amount of $250,000.00, which loan was evidenced by a promissory note ("Note") dated December 31, 1999.

         3. The Company and the Lender desire to convert the Note to shares of preferred stock of the Company ("5% Preferred Stock") and to enter into this Agreement which shall supersede the Loan Agreement in its entirety.

         NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the Company and the Lender agree as follows:

         1. Conversion.

         (a) Conversion of Note to 5% Preferred Stock. On the terms and conditions hereof, effective as of May 14, 2002 ("Closing Date"), the Company issues and the Lender irrevocably accepts, 625,974 shares of 5% Preferred Stock of the Company, in exchange for all of the Lender's right, title and interest in and to the Note, a true and correct copy of which is attached hereto as Exhibit A, subject to possible increase in such number of shares of 5% Preferred Stock as provided in Section (2) below.

         (b) Private Placement and Restricted Securities. The Lender and the Company agree and acknowledge that the Securities are offered as private placement transactions pursuant to Section 4(2) and Regulation D of the Act by the Company. The 5% Preferred Stock and the shares of Common Stock issuable upon conversion of the 5% Preferred Stock (collectively, the "Securities") are "restricted securities" as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Act"), and, accordingly, may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Act unless (i) such security has been registered under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel that the proposed sale or other disposition of such Securities may be effected without registration under the Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

         (c)      Description of the 5% Preferred Stock.

                  (i) The rights, preferences and limitations of the shares of 5% Preferred Stock are set forth in the Certificate of Designation attached hereto as Exhibit B. Pursuant to the Certificate of Designation, each share of 5% Preferred Stock is initially convertible, at the option of the Lender, into one share of Common Stock.

                  (ii) The Company has agreed to cause the authorization of a sufficient number of shares of Common Stock for issuance upon conversion of the 5% Preferred Stock.

                  (iii) Except as otherwise required by law, the holders of all the 5% Preferred Stock issued and outstanding, in the aggregate, shall be entitled to the number of votes equal to the number of shares of Common Stock into which shares of the 5% Preferred Stock are convertible on any record date, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Company having general voting power and not separately as a class. Fractional votes by the holders of the 5% Preferred Stock shall not, however, be permitted, and any fractional voting rights shall (aggregating all shares into which shares of the 5% Preferred Stock held by each holder could be converted) be rounded to the nearest lower whole number.

         2. Incremental Antidilution Right. The Company agrees and acknowledges that the Lender shall have the right, exercisable at any time but only once and not later than the close of business on December 31, 2003 ("Antidilution Right"), to require the Company to issue to the Lender additional shares of 5% Preferred Stock as an incremental part of the conversion of the Note, in an amount, if any, determined by the following formula: 625,974 multiplied by a fraction for which the numerator is the positive difference between $0.50 and the Dilution Price (defined below) and the denominator is the Dilution Price, and rounding up to the nearest whole share. "Dilution Price" shall mean a price that is less than $.50 per share and which is the lower of (x) the lowest price for any share of Common Stock issued by the Company after the Closing Date and on or before December 31, 2003, or the lowest price for any share of Common Stock that is set or agreed to for any option, warrant, conversion right or other stock issue right on or before December 31, 2003, whichever is lower; or
(y) the lowest closing price for any share on any trading day of the Common Stock sold in the public market on or before December 31, 2003 and as reported by an authoritative source agreed between Lender and the Company; provided, however, that the Lender and his affiliates may not offer for sale or sell any Common Stock during the 15 trading days
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preceding the date upon which the Lender exercises his Antidilution Right, if the number of additional shares to be issued pursuant to this incremental Antidilution Right is to be set by reference to a price within such 15-day period. The foregoing provisions (i) are incremental and in addition to the Rights specified in the Certificate of Designation and (ii) shall be adjusted appropriately if the Company shall effect any stock split, reverse stock split, stock dividend, recapitalization, reorganization or other transaction affecting the Common Stock.

         3.  Registration Rights.

         (a) If at any time the Company intends to file on or before December 31, 2003 a registration statement under the Act for a public offering of its securities (other than a registration statement covering any shares of stock of the Company being offered pursuant to any employee stock option or employee benefit plan and other than in connection with an acquisition or merger), whether or not underwritten and whether or not sold for the account of the Company ("Piggyback Registration Statement"), the Company shall promptly give written notice of the proposed Piggyback Registration Statement to the Lender at least 30 days before such Piggyback Registration Statement is planned to be filed. The Lender shall be entitled to include in such Piggyback Registration Statement any or all shares of Common Stock that are issued to the Lender upon conversion of his shares of 5% Preferred Stock ("Registrable Securities"), by giving written notice to the Company within ten days after receipt of the notice from the Company above specified, such notice stating the number of shares of 5% Preferred Stock that the Lender will convert to Registrable Securities and the number of shares of Registrable Securities the Lender desires to include in such Piggyback Registration Statement. The Lender's rights hereunder are subject to the following conditions:

         (i) The Lender must agree to execute and deliver the underwriting agreement, if any, and the registration rights agreement, if any, to be executed and delivered by the other sellers in connection with such registration.

         (ii) In the event that the investment banking firm that is managing any underwritten offering reasonably believes and so advises the Company that the inclusion of the Registrable Securities would adversely affect the offering, then the Lender shall be entitled to include under such Piggyback Registration Statement the number of shares of Registrable Securities that the investment banking firm determines would not adversely affect the offering.

         (b) If the Company does not file a Piggyback Registration Statement with a reasonably anticipated effective date occurring on or before December 31, 2003, then the Company shall use all reasonable efforts to prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with a reasonably anticipated effective date that is not later than December 31, 2003 and which permits the public offering and resale of the Registrable Securities ("Demand Registration Statement"). Notwithstanding anything to the contrary, if the Lender elects not to include all Registrable Securities in a Piggyback Registration Statement with an effective date occurring on or before December 31, 2003 (except for the reason stated in subparagraph 3(a)(ii) above), then the Lender shall not be entitled to include Registrable Securities in any subsequent registration statement filed by the Company and the Company shall have no obligation to file a Demand Registration Statement. If the Lender elects to include the Registrable Securities in a Piggyback Registration Statement with an effective date on or before December 31, 2003 and the investment banking firm that manages the offering advises the Company under subparagraph 3(a)(ii) that some or all of the Registrable Securities should not be included in the Piggyback Registration Statement, then the Company shall be obligated under this paragraph 3(b) to prepare and file a Demand Registration Statement, and the Lender shall have the right to include the balance of the Registrable Securities in such Demand Registration Statement.

         4. Representations and Warranties of the Company. The Company represents and warrants to the Lender as follows:

         (a) Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with adequate power and authority to conduct the business in which it is now engaged and has the corporate power and authority to enter into this Agreement.

         (b) Corporate Power and Authority. The execution and delivery of this Agreement and each of the Exhibits attached hereto and the transactions contemplated thereby have been duly authorized by the Board of Directors of the Company. No other corporate act or proceeding on the part of the Company is necessary to authorize this Agreement or any of the Exhibits attached hereto or the consummation of the transactions contemplated thereby. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (c) Issuance of Securities. Upon their issuance, the shares of 5% Preferred Stock shall be duly and validly issued, fully paid and nonassessable, and upon the conversion of the 5% Preferred Stock into Common Stock, the shares of such Common Stock will be duly and validly issued, fully paid and nonassessable shares of the Company's common stock. The requisite number of shares of Common Stock of the Company issuable upon conversion of the 5% Preferred Stock has been duly authorized and reserved for issuance upon the Company's receipt and acceptance of proper payment therefor, and no further corporate action is required for the valid issuance of such shares.

         (d) SEC Filings; Absence of Certain Events. The Company has timely filed all reports required to be filed with the SEC pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "Exchange Act"), and has previously advised the Lender of the availability of true and complete copies of such SEC Filings. Such SEC Filings, as of their respective dates, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and none of such SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the SEC Filings, there has not been any fact, event, circumstance or change affecting or relating to the Company which has had or is reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company; provided, however, that a material adverse effect shall not include any adverse effect following the date of this Agreement which is solely attributable to (i) the announcement or pendency of the transactions contemplated by this Agreement or (ii) changes in national economic conditions or industry conditions generally.

         5.  Representations and Warranties of the Lender.

         (a) Status of Note. The Lender holds the Note converted hereunder free from any setoff, claim, restriction, lien, security interest or encumbrance by any third party and has not assigned any right to or interest in the Note to any person.

         (b) Accredited Investor. The Lender has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risk of converting the Note to the 5% Preferred Stock and the conversion of the 5% Preferred Stock into Common Stock. The Lender is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Securities Act and satisfies the suitability standards described in Section 7 hereof.

         (c) Loss of Investment. The Lender's overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his investment in the Company will not cause such overall commitment to become excessive.

         (d) Investment Intent.

             (i) The Lender has been advised that neither the 5% Preferred
Stock nor the Common Stock into which the 5% Preferred Stock may be converted has been registered with, or reviewed by, the SEC because such conversions ("Conversions") are intended to be nonpublic offerings pursuant to Section 4(2) and Rule 506 of Regulation D of the Act. The Lender represents that the Securities are being and will be acquired for the Lender's own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution or resale to others. The Lender agrees that the Lender will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities unless the Securities are registered under the Act or unless in the opinion of counsel an exemption from such registration is available, such counsel and such opinion to be satisfactory to the Company. The Lender understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Lender's investment intention; and

             (ii) the Securities and any certificates issued in replacement therefor shall bear the following legend, in addition to any legend required by law or otherwise:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOE S NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER."

         (e) State Securities Laws. The Lender understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Securities.

         (f) No General Solicitation. The Lender acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Securities has been made to him.

         (g) Advice of Tax and Legal Advisors. The Lender has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this investment.

         (h) Access to Information. The Lender or his representative has had access to all material and relevant information concerning the Company, its management, financial condition, capitalization, market information, properties and prospects necessary to enable Lender to make an informed investment decision with respect to his investment in the Securities. The Lender has carefully read and reviewed, and is familiar with and understands the contents thereof and hereof, including, without limitation, the risk factors described in this Agreement. The Lender acknowledges that he has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the terms and conditions of the acquisition of the Securities and the present and proposed business and financial condition of the Company, and has had all such questions answered to its satisfaction and has been supplied all information requested.

         (i) SEC Reports. The Lender acknowledges that he has been advised of the availability of a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, its Proxy Statement filed with the SEC on or about November 27, 2001 and its Proxy Statement filed with the SEC on or about April 30, 2002 (collectively, the "SEC Filings").

         (j) Understanding of Investment Risks. The Lender acknowledges that the Securities offered hereby have not been approved or disapproved by the Securities and

Exchange Commission, or any state securities commissions, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy or accuracy of this Agreement or any exhibit hereto. Prior to entering into this Agreement, the Lender has fully considered, among other things, the business risks discussed in the Company's SEC Filings.

         6. SUITABILITY STANDARDS

         INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL RESOURCES WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENT.

         7. Notices. All notices, requests, consents or other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed first class postage prepaid, registered or certified mail, or sent by a nationally recognized overnight courier such as federal express, to the following addresses:

         If to the Company:

                  North American Technologies, Inc.
                  14315 West Hardy Road
                  Houston, Texas 77060
                  Telephone: (281)847-0029
                  Facsimile: (281)847-1791




         With a copy to:

                  Carole R. Riggs
                  Campbell & Riggs, P.C.
                  1980 Post Oak Boulevard
                  Houston, Texas  77056
                  Telephone: (713)621-6721
                  Facsimile: (713)621-5453

         In the case of Lender:

                  707 Travis, Suite 1900
                  Houston, Texas  77002-3299
                  Attention: Ed Knight
                  Telephone:
                  Facsimile:

                  Unless specified otherwise, such notices and other communications shall for all purposes of this Agreement be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid or, if sent by a nationally recognized overnight courier, on the next business day after the date of mailing, addressed as set forth above.

         8. Survival of Representations and Warranties. Representations and warranties contained herein shall survive the execution and delivery of this Agreement.

         9. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, provided that this Agreement and the interests herein may not be assigned by either party without the express written consent of the other party.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         11. Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only, do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

         12. Counterpart and Facsimile Signatures. This Agreement may be signed in counterparts and all counterparts together shall become effective only when the counterpart(s) have been executed and delivered by and on behalf of the Company and the Lender. Facsimile signatures to this Agreement shall be deemed to be original signatures.

         13. Entire Agreement. This Agreement, the exhibits and schedules hereto and the documents delivered or to be delivered pursuant to this Agreement, contain or will contain the entire agreement among the parties with respect to the subject matter hereof and shall supercede all previous oral or written and all contemporaneous oral negotiations, commitments or understandings.

         IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Exchange Agreement to be signed by their duly authorized officers.

                                    LENDER

                                    /s/ Bruce Harrison
                                    -------------------------------------------
                                    BRUCE HARRISON


                                    COMPANY:

                                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.



                                    By: /s/ Henry W. Sullivan
                                        ---------------------------------------
                                        Henry W. Sullivan
                                        President and Chief Executive Officer